Offerings - Offering: 1	Nov. 05, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 27,837,277.68
Fee Rate	0.0087%
Amount of Registration Fee	$ 2,421.84
Offering Note	(1) Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of September 30, 2026, of $27.02. This amount is based upon the offer to purchase up to 1,030,247 common shares of beneficial interest, par value $0.01 per share, of Silver Point Private Credit Fund. (2) Calculated at $87.00 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2027.